UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024 (February 9, 2024)

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-08546	22-2465228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of principal executive offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, Trinity Place Holdings Inc. (the “Company”) entered into a Stock Purchase Agreement, dated as of January 5, 2024 (as amended, the “Stock Purchase Agreement”), with TPHS Lender LLC, the lender under the Company’s corporate credit facility (the “Company Investor”) and TPHS Investor LLC, an affiliate of Company Investor. On January 30, 2024, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive consent solicitation statement on Schedule 14A (the “Consent Solicitation Statement”) seeking consent from stockholders to the stockholder proposals relating to the transactions contemplated by the Stock Purchase Agreement (the “Transactions”), as described in more detail in the Consent Solicitation Statement (the “Stockholder Proposals”). The affirmative vote of the Company’s stockholders of record as of the record date of January 2, 2024 holding a majority of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”) was required to authorize and adopt the Stockholder Proposals (the “Required Stockholder Consent”). On February 7, 2024, the Company received the Required Stockholder Consent, upon which such stockholder consents became irrevocable in accordance with the terms of the consent solicitation.

The Consent Solicitation Statement provides that the deadline for stockholders to return their consents to the Transactions is February 16, 2024, unless extended (the “Consent Deadline”).    Because the Company has obtained the Required Stockholder Consent, the parties to the Stock Purchase Agreement may proceed with effectuating the transactions contemplated by the stockholder proposals prior to the Consent Deadline.  Until the earlier of the Consent Deadline or closing of the Transactions, the Company will continue to accept and tabulate consents. Although the Company has received the Required Stockholder Consent, the closing of the Transactions will not occur until the other conditions to closing set forth in the Stock Purchase Agreement are satisfied or waived in accordance with the Stock Purchase Agreement.

The voting results of the consent solicitation as of February 7, 2024 are set forth below:

1.	Authorization of the Stock Purchase Agreement and the transactions contemplated thereby, as described in the Consent Solicitation Statement, by adoption of the following resolutions:

WHEREAS, the Board has adopted, approved and authorized the Stock Purchase Agreement, JV Operating Agreement and the Transactions contemplated thereby (the “Transactions”) and has recommended that the Company’s stockholders adopt resolutions authorizing the Stock Purchase Agreement, JV Operating Agreement and the Transactions.

NOW THEREFORE, BE IT RESOLVED, that the Stock Purchase Agreement, JV Operating Agreement and the Transactions are hereby authorized in all respects; and be it further

RESOLVED, that, pursuant to Section 271(b) of the Delaware General Corporation Law, notwithstanding the approval of the Stock Purchase Agreement, JV Operating Agreement and the Transactions, the Board may abandon the Stock Purchase Agreement, JV Operating Agreement and the Transactions without further action by the Company’s stockholders, subject to the rights, if any, of third parties under any contract relating thereto.

For	Against	Abstentions	Broker Non-Votes
21,598,345	339,376	299	0

2.	Approval, pursuant to Section 713(a) of the NYSE American LLC Company Guide, of the issuance of 25,112,245 shares of Common Stock of the Company to the Company Investor in accordance with the terms and conditions of the Stock Purchase Agreement and as described in the Consent Solicitation Statement.

For	Against	Abstentions	Broker Non-Votes
21,595,845	341,876	299	0

3.	Approval, pursuant to Section 713(b) of the NYSE American LLC Company Guide, of the issuance of 25,112,245 shares of Common Stock of the Company to the Company Investor in accordance with the terms and conditions of the Stock Purchase Agreement and as described in the Consent Solicitation Statement.

For	Against	Abstentions	Broker Non-Votes
21,595,829	341,876	315	0

Additional Information and Where to Find It

In connection with the proposed transactions contemplated by the Stock Purchase Agreement, the Company has filed with the SEC a definitive consent solicitation statement relating to the contemplated transactions and other relevant documents. The definitive consent solicitation statement will be mailed to the Company’s stockholders as of the record date established for voting on the contemplated transactions and related matters. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE CONSENT SOLICITATION STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE CONSENT SOLICITATION STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov or on the Company’s website at www.tphs.com.

Participants in Solicitation

This communication is not a solicitation of a consent from any investor or securityholder. However, the Company and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of consents from the stockholders of the Company in connection with the contemplated transactions and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of consents in connection with the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the definitive consent solicitation statement for the contemplated transactions. Additional information regarding the Company’s directors and executive officers is included in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. To the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement on Schedule 14A for the Company’s 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents (when available) are available free of charge from the sources indicated above.

Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed Transactions; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed Transactions and the expected timing of completion of the proposed Transactions; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed Transactions may not be completed in a timely manner or at all; (ii) the possibility that any or all of the other conditions to the consummation of the proposed Transactions may not be satisfied or waived; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Stock Purchase Agreement; (iv) the effect of the announcement or pendency of the proposed Transactions on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its business counterparties, or its operating results and business generally; (v) risks related to the proposed Transactions diverting management’s attention from the Company’s ongoing business operations; (vi) the amount of costs, fees and expenses related to the proposed Transactions; (vii) the risk that the Company’s stock price may decline significantly and/or that the Company will need to file for bankruptcy if the Transactions are not consummated; (viii) the risk of stockholder litigation in connection with the proposed Transactions, including resulting expense or delay; and (ix) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law. The forward-looking statements contained herein speak only as of the date hereof, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: February 9, 2024	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer